                                                                    EXHIBIT 21.1


                        WFS FINANCIAL 1998-B OWNER TRUST
                          Statement to Securityholders
              for Master Service Report Date of September 30, 1998
                    for Distribution Date of October 20, 1998
                                    Class A-1


======================================================================================================================



Original Principal Balance                                                125,000,000.00


                                                                                                            PER $1000
                                                                                                            ORIG PRIN
AGGREGATE BALANCES:                                                               TOTALS                     BALANCE

      Aggregate Unpaid Principal Balance as of Prior Distribution Date    125,000,000.00                   1000.000000

      Aggregate Unpaid Principal Balance as of Current Distribution Date   50,152,386.90                    401.219095

                                 Pool Factor                                    0.401219

PRINCIPAL DISTRIBUTABLE AMOUNT:

      Principal Distributable Amount                    74,847,613.10                                       598.780905


            Plus: Prior Principal Carryover Shortfall            0.00                                         0.000000
            Less: Current Principal Carryover Shortfall          0.00                                         0.000000
                                                        -------------


      Total Principal Distributable Amount                                 74,847,613.10                    598.780905


INTEREST DISTRIBUTABLE AMOUNT:

      Interest Distributable Amount                      2,770,062.50                                        22.160500

            Plus: Prior Interest Carryover Shortfall             0.00                                         0.000000
            Less: Current Interest Carryover Shortfall           0.00                                         0.000000
                                                        -------------

      Total Interest Distributable  Amount                                  2,770,062.50                     22.160500


                                                                                                            PER $1000
                                                                                                            AGGREGATE
AGGREGATE SECURITY RELATED INFORMATION:                                                                   ORIG PRIN BAL

      Aggregate Scheduled Balance                      585,152,386.90                                       935.183437

      Servicing Fee                                      2,625,304.00                                         2.047015

      Spread Account                                    26,758,457.21                                        37.909259
      Net Change in Spread Account                       6,958,457.21                                              n/a

      Note Percentage                                      100.000000%                                             n/a

      Certificate Percentage                                 0.000000%                                             n/a




======================================================================================================================

                        WFS FINANCIAL 1998-B OWNER TRUST
                          Statement to Securityholders
              for Master Service Report Date of September 30, 1998
                    for Distribution Date of October 20, 1998
                                    Class A-2


======================================================================================================================



Original Principal Balance                                                160,000,000.00



                                                                                                            PER $1000
                                                                                                            ORIG PRIN
AGGREGATE BALANCES:                                                               TOTALS                     BALANCE

      Aggregate Unpaid Principal Balance as of Prior Distribution Date    160,000,000.00                   1000.000000

      Aggregate Unpaid Principal Balance as of Current Distribution Date  160,000,000.00                   1000.000000

                                 Pool Factor                                    1.000000

PRINCIPAL DISTRIBUTABLE AMOUNT:

      Principal Distributable Amount                             0.00                                         0.000000


            Plus: Prior Principal Carryover Shortfall            0.00                                         0.000000
            Less: Current Principal Carryover Shortfall          0.00                                         0.000000
                                                        -------------


      Total Principal Distributable Amount                                          0.00                      0.000000


INTEREST DISTRIBUTABLE AMOUNT:

      Interest Distributable Amount                      3,620,253.33                                        22.626583

            Plus: Prior Interest Carryover Shortfall             0.00                                         0.000000
            Less: Current Interest Carryover Shortfall           0.00                                         0.000000
                                                        -------------

      Total Interest Distributable  Amount                                  3,620,253.33                     22.626583


                                                                                                            PER $1000
                                                                                                            AGGREGATE
AGGREGATE SECURITY RELATED INFORMATION:                                                                   ORIG PRIN BAL

      Aggregate Scheduled Balance                      585,152,386.90                                       935.183437

      Servicing Fee                                      2,625,304.00                                         2.047015

      Spread Account                                    26,758,457.21                                        37.909259
      Net Change in Spread Account                       6,958,457.21                                              n/a

      Note Percentage                                      100.000000%                                             n/a

      Certificate Percentage                                 0.000000%                                             n/a




======================================================================================================================

                        WFS FINANCIAL 1998-B OWNER TRUST
                          Statement to Securityholders
              for Master Service Report Date of September 30, 1998
                    for Distribution Date of October 20, 1998
                                    Class A-3


======================================================================================================================



Original Principal Balance                                                200,000,000.00



                                                                                                            PER $1000
                                                                                                            ORIG PRIN
AGGREGATE BALANCES:                                                               TOTALS                     BALANCE

      Aggregate Unpaid Principal Balance as of Prior Distribution Date    200,000,000.00                   1000.000000

      Aggregate Unpaid Principal Balance as of Current Distribution Date  200,000,000.00                   1000.000000

                                 Pool Factor                                    1.000000

PRINCIPAL DISTRIBUTABLE AMOUNT:

      Principal Distributable Amount                             0.00                                         0.000000


            Plus: Prior Principal Carryover Shortfall            0.00                                         0.000000
            Less: Current Principal Carryover Shortfall          0.00                                         0.000000
                                                        -------------


      Total Principal Distributable Amount                                          0.00                      0.000000


INTEREST DISTRIBUTABLE AMOUNT:

      Interest Distributable Amount                      4,594,722.22                                        22.973611

            Plus: Prior Interest Carryover Shortfall             0.00                                         0.000000
            Less: Current Interest Carryover Shortfall           0.00                                         0.000000
                                                        -------------

      Total Interest Distributable  Amount                                  4,594,722.22                     22.973611


                                                                                                            PER $1000
                                                                                                            AGGREGATE
AGGREGATE SECURITY RELATED INFORMATION:                                                                   ORIG PRIN BAL

      Aggregate Scheduled Balance                      585,152,386.90                                       935.183437

      Servicing Fee                                      2,625,304.00                                         2.047015

      Spread Account                                    26,758,457.21                                        37.909259
      Net Change in Spread Account                       6,958,457.21                                              n/a

      Note Percentage                                      100.000000%                                             n/a

      Certificate Percentage                                 0.000000%                                             n/a



======================================================================================================================

                        WFS FINANCIAL 1998-B OWNER TRUST
                          Statement to Securityholders
              for Master Service Report Date of September 30, 1998
                    for Distribution Date of October 20, 1998
                                    Class A-4


======================================================================================================================



Original Principal Balance                                                102,400,000.00



                                                                                                           PER $1000
                                                                                                           ORIG PRIN
AGGREGATE BALANCES:                                                               TOTALS                    BALANCE

      Aggregate Unpaid Principal Balance as of Prior Distribution Date    102,400,000.00                   1000.000000

      Aggregate Unpaid Principal Balance as of Current Distribution Date  102,400,000.00                   1000.000000

                                 Pool Factor                                    1.000000

PRINCIPAL DISTRIBUTABLE AMOUNT:

      Principal Distributable Amount                             0.00                                         0.000000


            Plus: Prior Principal Carryover Shortfall            0.00                                         0.000000
            Less: Current Principal Carryover Shortfall          0.00                                         0.000000
                                                        -------------


      Total Principal Distributable Amount                                          0.00                      0.000000


INTEREST DISTRIBUTABLE AMOUNT:

      Interest Distributable Amount                      2,392,035.56                                        23.359722

            Plus: Prior Interest Carryover Shortfall             0.00                                         0.000000
            Less: Current Interest Carryover Shortfall           0.00                                         0.000000
                                                        -------------

      Total Interest Distributable  Amount                                  2,392,035.56                     23.359722


                                                                                                            PER $1000
                                                                                                            AGGREGATE
AGGREGATE SECURITY RELATED INFORMATION:                                                                   ORIG PRIN BAL

      Aggregate Scheduled Balance                      585,152,386.90                                       935.183437

      Servicing Fee                                      2,625,304.00                                         2.047015

      Spread Account                                    26,758,457.21                                        37.909259
      Net Change in Spread Account                       6,958,457.21                                              n/a

      Note Percentage                                      100.000000%                                             n/a

      Certificate Percentage                                 0.000000%                                             n/a



======================================================================================================================

                        WFS FINANCIAL 1998-B OWNER TRUST
                          Statement to Securityholders
              for Master Service Report Date of September 30, 1998
                    for Distribution Date of October 20, 1998
                                   Certificate

======================================================================================================================



Original Principal Balance                                                 72,600,000.00



                                                                                                            PER $1000
                                                                                                            ORIG PRIN
AGGREGATE BALANCES:                                                               TOTALS                     BALANCE

      Aggregate Unpaid Principal Balance as of prior Distribution Date     72,600,000.00                   1000.000000

      Aggregate Unpaid Principal Balance as of current Distribution Date   72,600,000.00                   1000.000000

                                 Pool Factor                                    1.000000

PRINCIPAL DISTRIBUTABLE AMOUNT:

      Principal Distributable Amount                             0.00                                         0.000000


            Plus: Prior Principal Carryover Shortfall            0.00                                         0.000000
            Less: Current Principal Carryover Shortfall          0.00                                         0.000000
                                                        -------------


      Total Principal Distributable Amount                                          0.00                      0.000000


INTEREST DISTRIBUTABLE AMOUNT:

      Interest Distributable Amount                      1,709,931.67                                        23.552778

            Plus: Prior Interest Carryover Shortfall             0.00                                         0.000000
            Less: Current Interest Carryover Shortfall           0.00                                         0.000000
                                                        -------------

      Total Interest Distributable  Amount                                  1,709,931.67                     23.552778


                                                                                                            PER $1000
                                                                                                            AGGREGATE
AGGREGATE SECURITY RELATED INFORMATION:                                                                   ORIG PRIN BAL

      Aggregate Scheduled Balance                      585,152,386.90                                       935.183437

      Servicing Fee                                      2,625,304.00                                         2.047015

      Spread Account                                    26,758,457.21                                        37.909259
      Net Change in Spread Account                       6,958,457.21                                              n/a

      Note Percentage                                      100.000000%                                             n/a

      Certificate Percentage                                 0.000000%                                             n/a



======================================================================================================================

                        WFS FINANCIAL 1998-B OWNER TRUST
                              Officer's Certificate
              for Master Service Report Date of September 30, 1998
                    for Distribution Date of October 20, 1998


================================================================================




Detailed Reporting

         See Schedule F




WFS Financial Inc, as Master Servicer, certifies that all computations presented reflect accurate information as of September 30, 1998 and were performed in conformity with the Sale and Servicing Agreement dated June 1, 1998.







                               /s/ LEE A. WHATCOTT
                               -------------------------------------------------
                               Lee A. Whatcott
                               Executive Vice President
                               Chief Financial Officer




                               /s/ MARK OLSON
                               -------------------------------------------------
                               Mark Olson
                               Senior Vice President
                               Controller